CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Revenues:
Software licenses	$ 26,568	$ 20,128	$ 13,364
Maintenance and services	21,600	15,524	11,833
Total revenues	48,168	35,652	25,197
Operating expenses:
Cost of software licenses	2,518	890	748
Cost of maintenance and services	4,760	2,431	1,384
Research and development	11,139	9,316	7,756
Selling and marketing	27,381	19,136	11,793
General and administrative	4,857	3,944	3,574
Total operating expenses	50,655	35,717	25,255
Operating loss	(2,487)	(65)	(58)
Financial expenses, net	576	893	627
Loss before taxes on income	(3,063)	(958)	(685)
Taxes on income (income tax benefit)	546	734	(56)
Net loss	$ (3,609)	$ (1,692)	$ (629)
Basic and diluted net loss per share	$ (0.22)	$ (0.11)	$ (0.05)
Weighted average number of shares used in computing basic and diluted net loss per share	16,183	15,024	11,474